LEXMARK INTERNATIONAL, INC.,



                                                                  As Issuer
                                                                  ---------

                                      and


                       LEXMARK INTERNATIONAL GROUP, INC.,

                                                                  As Guarantor
                                                                  ------------


                                       to


                             THE BANK OF NEW YORK,

                                                                  As Trustee
                                                                  ----------

                                   Indenture

                            Dated as of May 11, 1998




                                 $ 150,000,000


                         6 3/4 % SENIOR NOTES DUE 2008

                          LEXMARK INTERNATIONAL, INC.

                       LEXMARK INTERNATIONAL GROUP, INC.

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:



Trust Indenture                                                    Indenture
  Act Section                                                       Section
--------------                                                     ---------


ss.310(a)(1)   ...............................................       609
         (a)(2)...............................................       609
         (a)(3)...............................................    Not Applicable
         (a)(4)...............................................    Not Applicable
         (b)   ...............................................       608
                                                                     610
ss.  311 (a)   ...............................................       613
         (b)   ...............................................       613
ss.  312 (a)   ...............................................       701
                                                                     702(a)
         (b)   ...............................................       702(b)
         (c)   ...............................................       702(c)
ss.  313 (a)   ...............................................       703(a)
         (a)(4)...............................................       101
                                                                     1004
         (b)   ...............................................       703(a)
         (c)   ...............................................       703(a)
         (d)   ...............................................       703(b)
ss.  314 (a)   ...............................................       704
         (b)   ...............................................    Not Applicable
         (c)(1)...............................................       102
         (c)(2)...............................................       102
         (c)(3)...............................................    Not Applicable
         (d)   ...............................................    Not Applicable
         (e)   ...............................................       102
ss.  315 (a)   ...............................................       601
         (b)   ...............................................       602
         (c)   ...............................................       601
         (d)   ...............................................       601
         (e)   ...............................................       514



Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                    Indenture
  Act Section                                                       Section
--------------                                                     ---------
ss.  316 (a)   ...............................................       101
         (a)(1)(A)............................................       502
                                                                     512
         (a)(1)(B)............................................       513
         (a)(2)...............................................    Not Applicable
         (b)   ...............................................       508
         (c)   ...............................................       104(c)
ss.  317 (a)(1)...............................................       503
         (a)(2)...............................................       504
         (b)   ...............................................      1003
ss.  318 (a)   ...............................................       107



Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                           Page

       ARTICLE ONE Definitions and Other Provisions of General Application

SECTION 101.  Definitions......................................................2
SECTION 102.  Compliance Certificates and Opinions............................15
SECTION 103.  Form of Documents Delivered to Trustee..........................15
SECTION 104.  Acts of Holders; Record Dates...................................16
SECTION 105.  Notices, Etc., to Trustee, Issuer and Guarantor.................19
SECTION 106.  Notice to Holders; Waiver.......................................20
SECTION 107.  Conflict with Trust Indenture Act...............................20
SECTION 108.  Effect of Headings and Table of Contents........................21
SECTION 109.  Successors and Assigns..........................................21
SECTION 110.  Separability Clause.............................................21
SECTION 111.  Benefits of Indenture...........................................21
SECTION 112.  Governing Law...................................................21
SECTION 113.  Legal Holidays..................................................22


                           ARTICLE TWO Security Forms

SECTION 201.  Forms Generally.................................................22
SECTION 202.  Form of Face of Security........................................23
SECTION 203.  Form of Reverse of Securit......................................27
SECTION 204.  Form of Trustee's Certificate of Authentication.................31
SECTION 205.  Form of Guarantee...............................................31


                          ARTICLE THREE The Securities

SECTION 301.  Title and Terms.................................................35
SECTION 302.  Denominations...................................................36
SECTION 303.  Execution, Authentication, Delivery and Dating..................36
SECTION 304.  Temporary Securities............................................37
SECTION 305.  Global Securities...............................................38

SECTION 306.  Registration, Registration of Transfer and Exchange.............39
SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities................41
SECTION 308.  Payment of Interest; Interest Rights Preserved..................42
SECTION 309.  Persons Deemed Owners...........................................44
SECTION 310.  Cancellation....................................................44
SECTION 311.  Computation of Interes.........................................t44

                     ARTICLE FOUR Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.........................45
SECTION 402.  Application of Trust Money......................................47

                              ARTICLE FIVE Remedies

SECTION 501.  Events of Default...............................................47
SECTION 502.  Acceleration of Maturity; Rescission and Annulment..............50
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                Trustee.......................................................51
SECTION 504.  Trustee May File Proofs of Claim................................52
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.....53
SECTION 506.  Application of Money Collected..................................53
SECTION 507.  Limitation on Suits.............................................54
SECTION 508.  Unconditional Right of Holders to Receive Principal,
                Premium and Interest..........................................55
SECTION 509.  Restoration of Rights and Remedies..............................55
SECTION 510.  Rights and Remedies Cumulative..................................55
SECTION 511.  Delay or Omission Not Waiver....................................56
SECTION 512.  Control by Holders..............................................56
SECTION 513.  Waiver of Past Defaults.........................................56
SECTION 514.  Undertaking for Costs...........................................57
SECTION 515.  Waiver of Stay or Extension Law.................................57

                             ARTICLE SIX The Trustee

SECTION 601.  Certain Duties and Responsibilities.............................58
SECTION 602.  Notice of Defaults..............................................58
SECTION 603.  Certain Rights of Trustee.......................................58

SECTION 604.  Not Responsible for Recitals or Issuance of Securities..........60
SECTION 605.  May Hold Securitie..............................................60
SECTION 606.  Money Held in Trust.............................................61
SECTION 607.  Compensation and Reimbursement..................................61
SECTION 609.  Corporate Trustee Required; Eligibility.........................62
SECTION 610.  Resignation and Removal; Appointment of Successor...............62
SECTION 611.  Acceptance of Appointment by Successor..........................64
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.....64
SECTION 613.  Preferential Collection of Claims Against Issuer
                or Guarantor..................................................65
SECTION 614.  Appointment of Authenticating Agent.............................65


         ARTICLE SEVEN Holders' Lists and Reports by Trustee and Issuer

SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders........67
SECTION 702.  Preservation of Information; Communications to Holders..........68
SECTION 703.  Reports by Trustee..............................................68
SECTION 704.  Reports by Issuer and Guarantor.................................69


       ARTICLE EIGHT Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Guarantor and Issuer May Consolidate, Etc., Only on Certain
                 Terms........................................................68
SECTION 802.  Successor Substituted...........................................71


                      ARTICLE NINE Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders..............71
SECTION 902.  Supplemental Indentures with Consent of Holders.................72
SECTION 903.  Execution of Supplemental Indentures............................74
SECTION 904.  Effect of Supplemental Indentures...............................74
SECTION 905.  Conformity with Trust Indenture Act.............................74
SECTION 906.  Reference in Securities to Supplemental Indentures..............74

                              ARTICLE TEN Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.....................75
SECTION 1002.  Maintenance of Office or Agency................................75
SECTION 1003.  Money for Security Payments to Be Held in Trust................76
SECTION 1004.  Statement by Officers as to Default............................77
SECTION 1005.  Existence......................................................78
SECTION 1006.  Maintenance of Properties......................................78
SECTION 1007.  Payment of Taxes and Other Claims..............................78
SECTION 1008.  Limitation on Liens............................................79
SECTION 1009.  Limitation on Sale and Leaseback Transactions..................81
SECTION 1010.  Certain Covenants to Become Binding on Issuer..................82
SECTION 1011.  Waiver of Certain Covenants....................................82


                     ARTICLE ELEVEN Redemption of Securities

SECTION 1101.  Right of Redemption............................................83
SECTION 1102.  Applicability of Article.......................................83
SECTION 1103.  Election to Redeem; Notice to Trustee..........................83
SECTION 1104.  Selection by Trustee of Securities to Be Redeemed..............83
SECTION 1105.  Notice of Redemption...........................................84
SECTION 1106.  Deposit of Redemption Price....................................85
SECTION 1107.  Securities Payable on Redemption Date..........................85
SECTION 1108.  Securities Redeemed in Part....................................86


                ARTICLE TWELVE Defeasance and Covenant Defeasance

SECTION 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance....86
SECTION 1202.  Defeasance and Discharge.......................................86
SECTION 1203.  Covenant Defeasance............................................87
SECTION 1204.  Conditions to Defeasance or Covenant Defeasance................88

SECTION 1205.  Deposited Money and U.S. Government Obligations to be Held in
                  Trust; Miscellaneous Provisions.............................90
SECTION 1206.  Reinstatement..................................................91


                           ARTICLE THIRTEEN Guarantee

SECTION 1301.  Guarantee......................................................92
SECTION 1302.  Execution and Delivery of Guarantee............................94
SECTION 1303.  Subrogation....................................................95
SECTION 1304.  Payment of Expenses............................................95


TESTIMONIUM...................................................................95

SIGNATURES AND SEALS..........................................................94

ACKNOWLEDGMENTS...............................................................95

                  INDENTURE, dated as of May 11, 1998, among Lexmark International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), Lexmark International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), each having its principal office at One Lexmark Centre Drive, Lexington, Kentucky 40550, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").


                    RECITALS OF THE ISSUER AND THE GUARANTOR

                  The Issuer has duly authorized the creation of an issue of $150,000,000 aggregate principal amount of its 6 3/4% Senior Notes due 2008 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture.

                  The Guarantor desires to unconditionally guarantee the payment of principal, premium (if any) and interest due under this Indenture and the Securities, as the same shall become due and payable in accordance with the terms of this Indenture and the Securities (with the Guarantee of the Guarantor endorsed thereon), and the performance of all the Issuer's obligations thereunder, and to provide therefor has duly authorized the execution and delivery of this Indenture.

                  All things necessary (i) to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obliga tions of the Issuer, (ii) to make the Guarantee of the Guarantor, when executed by the Guarantor and endorsed on the Securities executed, authenticated and delivered hereunder, the valid obligation of the Guarantor and (iii) to make this Indenture a valid agreement of the Issuer and of the Guarantor, all in accordance with their respective terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  Definitions.
              -----------

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such account- ing principles as are generally accepted at the date of such computation; and

         (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi- annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Member" means any member of, or participant in, the Depositary.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security (including any rules or procedures providing for payments to be made in immediately available funds), to the extent applicable to such transaction and as in effect from time to time.

                  "Attributable Value" means, as to any lease under which any Person is at the time liable, other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such term to the date of determination at a rate per annum equal to the discount rate that would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period will be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease that is terminable by the lessee upon the payment of a penalty, such net amount will also include the amount of such penalty, but no rent will be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. "Attributable Value" means, as to a Capital Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

                  "Authorized Officer" of any Person means the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, a President or a Vice President, Controller, a Treasurer or an Assistant Treasurer of such Person.

                  "Board of Directors" means, with respect to any Person, either the board of directors or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors with respect to the Issuer.

                  "Board Resolution" of the Issuer or the Guarantor means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Issuer.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person that is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation will be deemed to be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

                  "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Consolidated Net Tangible Assets" means all assets, less (i) all current liabilities (excluding any indebtedness for borrowed money having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Guarantor but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower), (ii) the net book value of all licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements, organizational expenses and other like intangibles, (iii) all unamortized Debt discount and expense and (iv) all proper reserves, including all reserves for depreciation, obsolescence, depletion and amortization of properties, of the Guarantor and its subsidiaries after eliminating inter- company items and including appropriate deductions for any minority interest, as determined on a consolidated basis in accordance with generally accepted accounting principles; provided, however,
                                                             --------   -------
that no effect will be given to any adjustments on or after the date of the Indenture to the accounting books and records of the Guarantor in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Guarantor by another Person.

                  "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered, which, on the date hereof, is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration, Floor 21 West.

                  "corporation" means a corporation, association, company, joint-stock company or business trust.

                  "Debt" means (without duplication), with respect to any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, and (vi) all Guaranties by such Person of every obligation of the type referred to in Clauses (i) through (v) of another Person.

                  "Defaulted Interest" has the meaning specified in Section 308.

                  "Depositary" means a clearing agency that is registered as such under the Exchange Act and is designated by the Issuer to act as Depositary for the Securities (or any successor clearing agency so registered).

                  "DTC" means The Depository Trust Company, a New York corporation (or successor Person).

                  "Event of Default" has the meaning specified in Section  501.

                  "Global Security" means a Security that evidences all or a part of the Securities and bears the first legend set forth in Section 204.

                  "Guarantee" has the meaning specified in the form of Guarantee set forth in Section 205.

                  "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

                  "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and includes any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed," "Guaranteeing" and "Guarantor" have meanings correlative to the foregoing); provided, however, that a Guaranty by any Person will not
                     --------   -------
include endorsements by such Person for collection or deposit, in either case in the ordinary course of business.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                  "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

                  "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

                  "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, Controller and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, encumbrance, easement, or other security agreement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Material Subsidiary" means, any Subsidiary (other than Lexmark Receivables Corporation or any other Person established as a "bankruptcy remote" Subsidiary of the Guarantor for the purposes of acquiring accounts receivable pursuant to a Permitted Receivables Financing), the (a) assets, (b) revenues or (c) operating profit (excluding intercompany receivables and revenues that would be eliminated upon consolidation in accordance with GAAP) of which are, at the time of determination (determined, in the case of clause (a), as at the end of the most recently concluded fiscal quarter, and, in the case of clauses (b) and (c), in respect of the most recent period of four consecutive fiscal quarters of the Guarantor for which the relevant financial information is available), equal to or greater than five percent of the consolidated assets or consolidated operating profit or ten percent of the consolidated revenues (excluding intercompany receivables and revenue that would be eliminated upon consolidation in accordance with GAAP), respectively, of the Guarantor and its subsidiaries at such time. Upon the acquisition of a new subsidiary, qualification  as a "Material  Subsidiary"  shall be  determined  on a pro forma
                                                                       --- -----
basis on the assumption that such subsidiary had been acquired at the beginning of the relevant period of four consecutive fiscal quarters.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Net Available Proceeds" from any Sale Transaction by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any consideration received in the form of assumption of Debt or other obligations by others or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Sale Transaction, (ii) all payments made by such Person or its Subsidiaries on any Debt that is secured by a Lien on the property or assets so disposed of in accordance with the terms of such Lien or that must, by the terms of such Lien, or in order to obtain a necessary consent to such Sale Transaction, or by applicable law, be repaid out of the proceeds from such Sale Transaction, and (iii) all distributions and other payments made to third parties (other than Subsidiaries) in respect of minority or joint venture interests as a result of such Sale Transaction.

                  "Officers' Certificate" of the Issuer or the Guarantor means a certificate signed by any two Authorized Officers of the Issuer or the Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Issuer or the Guarantor, as the case may be.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or the Guarantor.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                                ------

             (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancella tion;

             (ii) Securities for whose payment or redemp tion money in the necessary amount has been there tofore deposited with the Trustee or any Paying Agent (other than the Issuer or the Guarantor) in trust or set aside and segregated in trust by the Issuer or the Guarantor (if the Issuer or the Guarantor, as the case may be, shall act as a Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities which have been defeased pursuant to Section 1202 hereof; and

             (iv) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided,  however,  that in  determining  whether the Holders of the  requisite
--------   -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer, the Guarantor or any other obligor upon the Securities or the Guarantee or any Affiliate of the Issuer, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or the Guarantee or any Affiliate of the Issuer, the Guarantor or such other obligor.

                  "Paying Agent" means any Person authorized by the Issuer or the Guarantor to pay the principal, interest and any other amounts payable in respect of any Securities on behalf of the Issuer or the Guarantor.

                  "Permitted Holder" at any time means any Person who, at such time, is the Holder of at least $1,000,000 in aggregate principal amount of Securities.

                  "Permitted Receivables Financing" means any program for the transfer without recourse (other than customary limited recourse) by the Guarantor or any of its Subsidiaries to any buyer, purchaser or lender of interests in accounts receivable, so long as (a) such program is intended by the parties thereto to be treated (whether or not such treatment is ultimately disallowed) as an "off balance sheet" transaction and (b) the aggregate outstanding amount of receivables transferred by the Guarantor and its Subsidiaries pursuant to such program shall not exceed $500,000,000 at any one time.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "premium" has the meaning specified in Section 203.

                  "Quotation   Agent"  means  the  Reference   Treasury   Dealer
appointed by the Issuer to serve as Quotation Agent.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Reference Treasury Dealer" means (i) J.P. Morgan Securities Inc., Salomon Brothers Inc., NationsBanc Montgomery Securities LLC and their respective successors; provided, however, that if any of the foregoing shall
                         --------   -------
cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Issuer shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or assets of such Person which have been or are being sold, conveyed, transferred or otherwise disposed of by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or assets. The stated maturity of such arrangement will be deemed to be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Sale Transaction" means any sale, conveyance, transfer or other disposition of the kind referred to in the first sentence of the definition of "Sale and Leaseback Transaction".

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

                  "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

                  "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture, trust or other entity as to which more than 50% of the voting power of its outstanding capital stock or other ownership interests is owned, directly or indirectly, by such Person, by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. Unless otherwise indicated, any reference to a Subsidiary means a Subsidiary of the Guarantor.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instru ment was executed; provided,
                                                                       --------
however, that in the event the Trust Indenture Act of 1939 is amended after such
-------
date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "U.S.  Government  Obligation" means (x) any security which is
(i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to
--------
make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  "Vice President", when used with respect to the Issuer or, the Guarantor means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Wholly Owned Subsidiary " of any Person means any Subsidiary of such Person as to which 100% of the voting power of its outstanding capital stock or other ownership interests is owned, directly or indirectly, by such Person, by one or more other Wholly Owned Subsidiaries of such Person or by such Person and one or more other Wholly Owned Subsidiaries of such Person. Unless otherwise indicated, any reference to a Wholly Owned Subsidiary means a Wholly Owned Subsidiary of the Guarantor.


SECTION 102.  Compliance Certificates and Opinions.
              ------------------------------------

                  Upon any application or request by the Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate of the Issuer or Guarantor, if to be given by an officer of the Issuer or the Guarantor, as the case may be, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the defini tions herein relating thereto;

         (2) a brief  statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condi tion has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or the Guarantor stating that the information with respect to such factual matters is in the possession of the Issuer or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be con solidated and form one instrument.

SECTION 104.  Acts of Holders; Record Dates.
              -----------------------------

                  (a) Any request, demand, authorization, direc tion, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Issuer and the Guarantor, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certi ficate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also consti tute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.


                  (e) The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Issuer may not set a record
                                   --------
date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph (f). If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action
                                                    --------
shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 106.

                  (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such
                                                           --------
action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

                  (g) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section
106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.


SECTION 105.  Notices, Etc., to Trustee, Issuer and Guarantor.
              -----------------------------------------------

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (1) the Trustee by any Holder or by the Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
Attention: Corporate Trust Administration, or

         (2) the Issuer or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, addressed to it at the address of the Guarantor's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or Guarantor.

SECTION 106.  Notice to Holders; Waiver.
              -------------------------

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  Conflict with Trust Indenture Act.
              ---------------------------------

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provi sion of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.
              ----------------------

                  All covenants and agreements in this Indenture by the Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.
              -------------------

                  In case any provision in this Indenture or in the Securities or the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.
              ---------------------

                  Nothing in this Indenture or in the Securities or the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.
              -------------

                  THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL EACH BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 113.  Legal Holidays.
              --------------

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.



                                  ARTICLE TWO

                                 Security Forms


SECTION 201.  Forms Generally.
              ---------------

                  The Securities,  the Guarantee to be endorsed  thereon and the
Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, con sistently herewith, be determined by the officers executing such Securities or Guarantee, as the case may be, as evidenced by their execution thereof.

                  The definitive Securities and Guarantee to be endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities or Guarantee, as the case may be, as evidenced by their execution thereof.

                  Upon their original issuance, the Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct).

SECTION 202.  Form of Face of Security.
              ------------------------

                  [If the Security is a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE
REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [If the Security is a Global Security and DTC is to be the Depositary therefor, then insert (with such changes as DTC may request and are not otherwise inconsistent herewith) -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAY MENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP NO. 529772AC9

                          LEXMARK INTERNATIONAL, INC.
                          6 3/4% SENIOR NOTES DUE 2008

GUARANTEED AS TO PAYMENT OF PRINCIPAL, INTEREST AND ANY OTHER AMOUNT BY LEXMARK
                           INTERNATIONAL GROUP, INC.


No.                                                                   $
    -------------                                                      ---------

                  Lexmark International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter
referred to), for value received,  hereby promises to pay to                   ,
                                                             ------------------
or registered assigns,  the principal sum of                         Dollars [if
                                             ----------------------
the Security is a Global Security, then insert -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $150,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on May 15, 2008 and to pay interest thereon from May 11, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 1998 at the rate of 6 3/4 % per annum, until the principal hereof is paid or made available for payment, provided that any amount of interest or premium on this Security which is
--------
overdue shall bear interest (to the extent that payment thereof shall be legally enforceable) at the rate per annum then borne by this Security from the date such amount is due to the day it is paid or made available for payment, and such overdue interest shall be payable on demand.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for such purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the
                                                 --------   -------
option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that all payments of the principal of (and
                   --------  -------
premium, if any) and interest on the Security, any Permitted Holder of which has given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Permitted Holders in such instructions. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the Applicable Procedures of the Depositary.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:


                                             LEXMARK INTERNATIONAL, INC.



                                           By
                                             --------------------------------
                                             Name:
                                             Title:

SECTION 203.  Form of Reverse of Security.
              ---------------------------

                  This Security is one of a duly authorized issue of Securities of the Issuer designated as its 6 3/4% Senior Notes due 2008 (herein called the "Securities"), limited in aggregate principal amount to $150,000,000, issued and to be issued under an Indenture, dated as of May 11, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer, the Guarantor named therein and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities, with the Guarantee endorsed thereon, are, and are to be, authenticated and delivered.

                  As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Issuer under the Indenture and this Security are guaranteed pursuant to a Guarantee endorsed hereon as provided in the Indenture.

                  Redemption
                  ----------

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days prior notice to Holders thereof (in the manner provided in the Indenture) at any time, as a whole or in part, at the election of the Issuer, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 12.5 basis points, plus, in each case (i) and
(ii), accrued interest on such Security to the date of redemption. The amount, if any, by which the amount specified in clause (ii) exceeds the amount specified in clause (i) is herein called the "premium." Interest installments whose Stated Maturity is on or prior to such date of redemption will be payable to the Holders of such Securities, or one or more predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  In the event of redemption of this Security in part only, a new Security or Securities (with the Guarantee of the Guarantor endorsed thereon) for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  Defeasance
                  ----------

                  The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security (with certain exceptions set forth therein) or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case (i) and (ii) upon compliance with certain conditions set forth therein.

                  Modification and Waiver
                  -----------------------

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  Events of Default; Remedies
                  ---------------------------

                  If an Event of Default shall occur and be continu ing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 90 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the date of redemption).

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  Registration of Transfer; Exchange
                  ----------------------------------

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly autho rized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated trans feree or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  Miscellaneous
                  -------------

                  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

SECTION 204.               Form of Trustee's Certificate of Authentication.
                           -----------------------------------------------

                  This   is   one  of  the   Securities   referred   to  in  the
within-mentioned Indenture.


                                                THE BANK OF NEW YORK,
                                                          as Trustee
Dated:

                                              By
                                                 --------------------------
                                                 Authorized Signatory



SECTION 205.  Form of Guarantee.
              -----------------

                                   GUARANTEE

                  For value received, Lexmark International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor", which term includes any successor Person under the Indenture hereinafter referred to) hereby unconditionally and irrevocably guarantees (the "Guarantee") to the Holder of the Security upon which this Guarantee is endorsed all obligations of the Issuer under such Security and under the Indenture with respect to such Security, including the due and punctual payment of the principal of (and premium, if any) and interest on such Security, when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and the Indenture. In the case of a failure of the Issuer punctually to make any such payment when and as the same shall become due and payable (or to perform any of the other obligations under the Indenture when and as provided therein), the Guarantor hereby agrees to cause such payment to be made at such time as if such payment were made by the Issuer and according to the terms of such Security and the Indenture (and to cause any such other obligation of the Issuer to be performed when and as provided in the Indenture).

                  The Guarantor hereby agrees that its obligation hereunder and under the Indenture shall be as if it were principal obligor and not merely surety, and shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture or the absence of any action to enforce the same; any creation, exchange, release or non-perfection of any lien on any collateral for all or of any of the Securities; any election by the Trustee or any of the Holders in any proceeding, any borrowing or grant of a security interest by the Issuer or the disallowance of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities under, or the application of any provision of, any applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights; or any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  The Guarantor hereby waives the benefits of diligence, presentment or demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Issuer or any other Person or any collateral, any filing of claims with a court in the event of any insolvency, bankruptcy or similar event relating to the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of or any premium or interest on or of any other amount in respect of such Security, whether at Stated Maturity, by acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Issuer. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor shall pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                  The Guarantor hereby irrevocably waives (i) any right to which it may be entitled in connection with any obligation of any Holder or the Trustee to sue the Issuer prior to a claim being made against the Guarantor hereunder and (ii) any right to which it may be entitled to have the assets of the Issuer first be used as payment of the Issuer's or the Guarantor's obligations hereunder prior to any amounts being claimed from or paid by the Guarantor hereunder.

                  This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (premium, if any) and interest on the Security upon which this Guarantee is endorsed.

                  The Guarantor shall be subrogated to all rights of the Holder of such Security against the Issuer in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be
                             --------   -------
entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (premium, if any) and interest on such Security and all other Securities issued under the Indenture shall have been paid in full.

                  The Guarantor agrees to pay to the Holder of the Security upon which this Guarantee is endorsed on demand all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by such Holder that in any way relate to the enforcement of the rights of such Holder under this Guarantee; provided that the Guarantor shall not be liable for any such expenses
           --------
if (i) no payment under this Guarantee is due or (ii) the Guarantor shall not have received such documentation of such expenses as it may reasonably require.

                  The Guarantor hereby makes, for the benefit of the Holder of the Security upon which this Guarantee is endorsed, the covenants and agreements applicable to it set forth in the Indenture, including Articles Eight and Ten thereof, all of which shall be enforceable by the Trustee on behalf of, or by the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

                  All terms used in this Guarantee which are defined in the Indenture referred to in the Security upon which this Guarantee is endorsed shall have the meanings assigned to them in such Indenture. Reference is made to Article Thirteen of the Indenture for further provisions with respect to this Guarantee.

                  THIS   GUARANTEE   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                            LEXMARK INTERNATIONAL GROUP, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                 ARTICLE THREE

                                 The Securities

SECTION 301.  Title and Terms.
              ---------------

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 906 or 1108.

                  The Securities shall be known and designated as the "6 3/4% Senior Notes due 2008" of the Issuer. Their Stated Maturity shall be May 15, 2008 and they shall bear interest at the rate of 6 3/4% per annum, from May 11, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi- annually on May 15 and November 15, commencing November 15, 1998, until the principal thereof is paid or made available for payment.

                  The principal of (and premium, if any) and inter est on the Securities shall be payable at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; provided,
                                                                       --------
however,  that at the option of the Issuer  payment of  interest  may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that all payments of the
                                   --------   -------
principal of (and premium, if any) and interest on Securities, the Permitted Holders of which have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Permitted Holders in such instructions. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

                  The Securities shall be redeemable as provided in Article Eleven.

                  The Securities shall not have the benefit of any sinking fund obligations.

                  The Securities shall be subject to defeasance at the option of the Issuer as provided in Article Twelve.

                  The Securities shall be Guaranteed by the Guarantor as provided in Article Thirteen.


SECTION 302.  Denominations.
              -------------

                  The Securities shall be issuable only in regis tered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


SECTION 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

                  The Securities shall be executed on behalf of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwith standing that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer and having endorsed (by attachment or imprint) thereon the Guarantee executed as provided in Section 1302 by the Guarantor to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities with such Guarantee endorsed thereon; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities with such Guarantee endorsed thereon as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that the Guarantee has been duly endorsed thereon.


SECTION 304.  Temporary Securities.
              --------------------

                  Pending the preparation of definitive Securities each with the Guarantee of the Guarantor endorsed thereon, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities each with a temporary Guarantee endorsed thereon, which Securities and Guarantee are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and Guarantee, respectively, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantee may determine, as evidenced by their execution thereof.

                  If temporary Securities are issued, the Issuer will cause definitive Securities, each with the Guarantee of the Guarantor endorsed thereon, to be prepared without unreasonable delay. After the preparation of definitive Securities, each with the Guarantee of the Guarantor endorsed thereon, the temporary Securities shall be exchangeable for definitive Securities with such definitive Guarantee endorsed thereon, upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations each having endorsed thereon a definitive Guarantee executed by the Guarantor. Until so exchanged the temporary Securities and Guarantee endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as the definitive Securities and Guarantee, respectively.


SECTION 305.  Global Securities.
              -----------------

                  (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or

(ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

                  (c) Subject to Clause (b) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906 or 1108 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture, the Securities and the Guarantee. To the extent any Securities are evidenced by a Global Security (i) the Trustee may deal with the Depositary as the Holder of such Securities, (ii) the rights of the beneficial owners of such Securities shall be exercised only through the Depositary and shall be limited to those established by law and agreement among such beneficial owners, the Depositary and direct participants of the Depositary, (iii) the Depositary may make book-entry transfers among the direct participants of the Depositary and may receive and transmit distributions of principal (and premium, if any) and interest on the Securities to such direct participants, and (iv) the direct participants of the Depositary shall have no rights under this Indenture or under or with respect to any such Securities held on their behalf by the Depositary, and the Depositary may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of such Securities for all purposes whatsoever.

SECTION 306.  Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

                  The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securi ties as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount, with each such new Security having endorsed thereon the Guarantee executed by the Guarantor.

                  At the option of the Holder, Securities may be exchanged for new Securities of any authorized denominations and of a like aggregate principal amount, with each such new Security having endorsed thereon the Guarantee executed by the Guarantor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities and the Guarantee endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantee endorsed thereon, respectively, surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registra tion of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108 not involving any transfer.

                  The Issuer shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.


SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

                  If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of a like principal amount, having endorsed thereon the Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruc tion, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, the Guarantor and any agent of any of them or the Guarantor harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of a like principal amount, having endorsed thereon the Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Issuer and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and the Guarantee, respectively, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 308.  Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Issuer may elect to make pay ment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor
Securities) are regis tered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner provided in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor

Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 309.  Persons Deemed Owners.
              ---------------------

                  Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be affected by notice to the contrary.

SECTION 310.  Cancellation.
              ------------

                  All Securities surrendered for payment, redemp tion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, together with the Guarantee endorsed thereon, shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall, together with the Guarantee endorsed thereon, be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee, together with the Guarantee endorsed therein, shall be disposed of as directed by an Issuer Order, provided, however, that the
                                                     --------  -------
Trustee shall not de required to destroy such cancelled Securities.


SECTION 311.  Computation of Interest.
              -----------------------

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           Satisfaction and Discharge


SECTION  401.  Satisfaction and Discharge of Indenture.
               ---------------------------------------

                  This Indenture shall upon Issuer Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instru ments acknowledging satisfaction and discharge of this Indenture, when

(1)  either

         (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantor and thereafter repaid to the Issuer or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

         (B) all such Securities not theretofore delivered to the Trustee for cancellation

         (i)  have become due and payable, or

    (ii)  will become due and payable at their Stated
Maturity within one year, or

   (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of

         Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be (provided that any such amount
                                                  --------
         to be deposited for principal, premium (if any) and interest due on a future date is determinable as provided herein when such deposit is made);

         (2) the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer and the Guarantor; and

         (3) the Issuer and the Guarantor have delivered to the Trustee Officers' Certificates of the Issuer and the Guarantor, respectively, and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.


Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.
              --------------------------

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium (if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies


SECTION  501.  Events of Default.
               -----------------

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; provided that failure by the Issuer to make such a
                              --------
payment shall not constitute an Event of Default if the Guarantor makes such payment as required when it becomes due and payable; or

         (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; provided that failure by the Issuer to make such a payment shall not constitute an Event of Default if the Guarantor makes such payment as required during such 30-day period; or

         (3) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this
Section 501 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, in the manner provided in
Section 106, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) a default or defaults under any one or more note(s) or other evidence(s) of Debt, or any agreement(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt, of the Guarantor or any of its Subsidiaries, having a principal amount outstanding, individually or in the aggregate of at least $25,000,000, and whether existing on or created after the date of this Indenture, which default or defaults, individually or in the aggregate, (A) constitute a failure to pay at least $25,000,000, of the principal of such Debt when due (unless such default is waived or cured within 30 days after the expiration of any applicable grace period) or (B) have resulted in acceleration of any portion of such Debt having an aggregate principal amount equal to or exceeding $25,000,000, in each case
(A) and (B) without such overdue or accelerated amount having been discharged, or such acceleration having been rescinded or annulled, within 30 days after written notice of such default has been given, in the manner provided in Section 106, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor, the Issuer or any other

Material Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or
(B) a decree or order adjudging the Guarantor, the Issuer or any other Material Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor, the Issuer or any other Material Subsidiary , as the case may be, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Guarantor, the Issuer or any other Material Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor, the Issuer or any other Material Subsidiary , as the case may be, in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestration or other similar official of the Guarantor, the Issuer or any other Material Subsidiary , as the case may be, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Guarantor, the Issuer or any other Material Subsidiary, as the case may be, in furtherance of any such action.

SECTION  502.  Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

                  If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(5)or 501(6) occurs, the principal of all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                           (A)  all overdue interest on all Securities,

                           (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate provided therefor in the Securities,

                           (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

                           (D)  all  sums  paid  or   advanced  by  the  Trustee
         hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

         (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION  503.  Collection of Indebtedness and Suits for Enforcement by Trustee.
               ---------------------------------------------------------------

                  The Issuer covenants that if

         (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days without such payment being made by the Guarantor in such period, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof without such payment being made by the Guarantor when it becomes due and payable, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate provided therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION  504.  Trustee May File Proofs of Claim.
               --------------------------------

                  In case of any judicial proceeding relative to the Issuer, the Guarantor or any other obligor upon the Securities or the property of the Issuer or its creditors or of the Guarantor or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions, including participation as a member, voting or otherwise, of any committee of creditors, authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestration or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION  505.  Trustee May Enforce Claims Without Possession of Securities.
               -----------------------------------------------------------

                  All rights of action and claims under this Indenture or the Securities or the Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION  506.  Application of Money Collected.
               ------------------------------

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under
Section  607;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any)and interest, respectively; and

         THIRD:  To the Issuer.

SECTION  507.  Limitation on Suits.
               -------------------

                  No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 90 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION  508.  Unconditional Right of Holders to Receive Principal, Premium and
               ----------------------------------------------------------------
               Interest.
               --------

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, including under the Guarantee, and such rights shall not be impaired without the consent of such Holder.


SECTION  509.  Restoration of Rights and Remedies.
               ----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION  510.  Rights and Remedies Cumulative.
               ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION  511.  Delay or Omission Not Waiver.
               ----------------------------

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION  512.  Control by Holders.
               ------------------

                  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                                        --------
         (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION  513.  Waiver of Past Defaults.
               -----------------------

                  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

         (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Inden ture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION  514.  Undertaking for Costs.
               ---------------------

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust
                              --------
Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer or the Guarantor.

SECTION  515.  Waiver of Stay or Extension Laws.
               --------------------------------

                  Each of the Issuer and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Issuer and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee


SECTION  601.  Certain Duties and Responsibilities.
               -----------------------------------

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwith standing the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION  602.  Notice of Defaults.
               ------------------

                  The Trustee shall give the Holders notice of any default hereunder actually known to a Responsible Officer of the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Sec tion, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION  603.  Certain Rights of Trustee.
               -------------------------

                  Subject to the provisions of Section  601:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer or Guarantor mentioned herein shall be sufficiently evidenced by an Issuer Request or Guarantor Request, as the case may be, or by an Issuer Order or Guarantor Order, as the case may be, and any resolution of the Board of Directors of the Issuer or the Guarantor, as the case may be, may be sufficiently evidenced by a Board Resolution of the Issuer or the Guarantor, as the case may be;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or estab lished prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically pre scribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

         (d) the Trustee may consult with coun sel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certifi cate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION  604.  Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

                  The recitals contained herein and in the Securi ties and the Guarantee endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities or the Guarantee endorsed thereon. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.


SECTION  605.  May Hold Securities.
               -------------------

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer, the Guarantor and any other obligor upon the Securities and the Guarantee with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION  606.  Money Held in Trust.
               -------------------

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or the Guarantor, as the case may be.


SECTION  607.  Compensation and Reimbursement.
               ------------------------------

                  The Issuer agrees

                       (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the Issuer and the Trustee shall from time to time agree (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                       (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                      (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION  608.  Disqualification; Conflicting Interests.
               ---------------------------------------

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION  609.  Corporate Trustee Required; Eligibility.
               ---------------------------------------

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION  610.  Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.


                  (d) If at any time:

                           (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the  Trustee  shall  cease to be  eligible  under
         Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent juris diction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapa bility, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give notice of each resigna tion and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.
              --------------------------------------

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the cor porate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securi ties shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conver sion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims Against Issuer or Guarantor.
              -------------------------------------------------------------

                  If and when the Trustee shall be or become a creditor of the Issuer, the Guarantor or any other obligor upon the Securities or the Guarantee, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer, the Guarantor or any such other obligor.

SECTION 614.  Appointment of Authenticating Agent.
              -----------------------------------

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial redemption or pursuant to Section 307, and Securities so authenticated, and the Guarantee endorsed thereon, shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if such Securities had been authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenti cating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give written notice of such appointment, in the manner provided in Section 106, to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Sec tion, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This   is   one   of   the   Securities   described   in   the
within-mentioned Indenture.


                                  The Bank of New York,
                                            As Trustee



                                   By
                                      ----------------------------------,
                                      As Authenticating Agent

                                   By
                                      ----------------------------------
                                      Authorized Signatory


                                 ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Issuer


SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders.
              --------------------------------------------------------

                 The Issuer will furnish or cause to be furnished to the Trustee

         (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and ad dresses of the Holders as of such Regular Record Date, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses  received by the Trustee in its
---------
capacity as Security Registrar.


SECTION 702.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities or the Guarantee, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.
              ------------------

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee in writing when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Issuer and Guarantor.
              -------------------------------

                  The Issuer and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Guarantor and Issuer May Consolidate, Etc., Only on Certain Terms.
              -----------------------------------------------------------------

                  Each of the Guarantor and the Issuer shall not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (determined on a consolidated basis with respect to the Guarantor or the Issuer, as the case may be, and its Subsidiaries taken as a whole), unless:

                           (1) in case the Guarantor or the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor or the Issuer, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor or the Issuer, as the case may be, substantially as an entirety, if other than the Guarantor or the Issuer, as the case may be, shall be a corporation, partnership, trust, limited liability company or other entity, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supple mental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Guarantor or the Issuer, as the case may be, to be performed or observed;

                           (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                           (3) if, as a result of any such consolidation or merger or such sale, transfer, lease or other disposition, properties or assets of the Guarantor or the Issuer, as the case may be, would become subject to a Lien, the incurrence of which would not be permitted by Section 1008, the Guarantor, the Issuer or such continuing Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) the Debt secured by such Lien as provided in Section 1008; and

                           (4) the Guarantor and the Issuer have delivered to the Trustee Officers' Certificates of both the Guarantor and the Issuer, respectively, and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  Successor Substituted.
              ---------------------

                  Upon any consolidation of the Guarantor or the Issuer, as the case may be, with, or merger of the Guarantor or the Issuer, as the case may be, into, any other Person or any sale, transfer, lease or other disposition of all or substantially all the properties and assets of the Guarantor or the Issuer, as the case may be, in accordance with Section 801, the successor Person formed by such consolidation or into which the Guarantor or the Issuer, as the case may be, is merged or to which such sale, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor or the Issuer, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Guarantor or the Issuer, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantee, as the case may be.





                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

                  Without the consent of any Holders, the Issuer, when authorized by a Board Resolution of the Issuer, the Guarantor, when authorized by a Board Resolution of the Guarantor, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, the Issuer and the Guarantor for any of the following purposes:

         (1) to evidence the succession of another Person to the Issuer or the Guarantor and the assumption by any such successor of the covenants of the Issuer or the Guarantor, as applicable, herein and in the Securities and the Guarantee; or

         (2) to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

         (3) to secure the Securities pursuant to the requirements of Section 1008 or other wise; or

         (4) to cure any ambiguity,  defect or  inconsistency  herein,  provided
                                                                        --------
that such action pursuant to this Clause (4) shall not materially and adversely affect the interests of the Holders;

         (5) to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

         (6) to evidence and provide for the acceptance of appointments hereunder with respect to the Securities by a successor Trustee in accordance herewith; and

         (5) to make any change that does not materially and adversely affect the interests of the Holders.

902.  Supplemental Indentures with Consent of Holders.
      -----------------------------------------------

                  With the consent of the Holders of not less than the majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by a Board Resolution of the Issuer, the Guarantor, when authorized by a Board Resolution of the Guarantor, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the
--------   -------
consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or),

         (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3)  modify  any of the  provisions  of this  Section,  Section  513 or
Section 1011 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

         (4) modify the  obligations  of the  Guarantor  under the  Guarantee or
Section 1301 with respect to any of the obligations of the Issuer that cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.
              ------------------------------------

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or indemnities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.
              ---------------------------------

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.
              -----------------------------------

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to con form, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer, guaranteed by the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.
               ------------------------------------------

                  The Issuer will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

                  The Issuer will maintain, in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or the Guarantor in respect of the Securities, the Guarantee and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Issuer and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
                  The Issuer may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security Payments to Be Held in Trust.
               -----------------------------------------------

                  If the Issuer or the Guarantor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Issuer or the Guarantor shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit (or, if the Issuer has deposited with the Trustee any trust funds pursuant to Section 1204(2), cause the Trustee therefor to deposit) with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer or the Guarantor, as the case may be, will promptly notify the Trustee of its action or failure so to act.

                  The Issuer or the Guarantor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Issuer (or any other obligor upon the Securities, including the Guarantor) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent as such.

                  The Issuer or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer or the Guarantor on Issuer Request, or (if then held by the Issuer or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or
                                         --------   -------
such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Guarantor, as the case may be.


SECTION  1004.  Statement by Officers as to Default.
                -----------------------------------

                  Each of the Issuer and the Guarantor will deliver to the Trustee, within 120 days after the end of each of the fiscal years ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Issuer or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which the signers may have knowledge.


SECTION  1005.  Existence.
                ---------

                  Subject to Article Eight, each of the Guarantor and the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that neither the Guarantor nor the Issuer shall be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION  1006.  Maintenance of Properties.
                -------------------------

                  The Guarantor will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided,
                                                                       --------
however,  that  nothing  in  this  Section  shall  prevent  the  Guarantor  from
-------
discontinuing the operation or maintenance of any of such properties if such discon tinuance is, in the judgment of the Guarantor, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION  1007.  Payment of Taxes and Other Claims.
                ---------------------------------

                  The Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Guarantor or any Subsidiary or upon the income, profits or property of the Guarantor or any Subsidiary, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Guarantor or any Subsidiary; provided, however, that the Guarantor shall not be required to pay or discharge
--------   -------
or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1008.     Limitation on Liens.
                  -------------------

                  (a) The Guarantor will not, and will not permit any Subsidiary to, incur any Lien on property or assets owned on or acquired after the date of this Indenture to secure Debt without making, or causing such Subsidiary to make, effective provision for securing the Securities(and, if the Guarantor may so determine, any other Debt of the Guarantor or such Subsidiary that is not subordinated in right or payment to the Securities) (x) equally and ratably with such Debt as to such property or assets for as long as such Debt will be so secured or (y) in the event such Debt is subordinated in right of payment to the Securities, prior to such Debt as to such property for as long as such Debt will be so secured.

                  The restrictions in the preceding paragraph will not apply to Liens existing on the date of this Indenture or to:

                         (i)      Liens securing only the Securities;

                         (ii) Liens in favor of only one or more of the Guarantor and its Subsidiaries;

                         (iii) any Lien on property  of a Person  existing
                  immediately prior to the time such Person is merged with or into or consolidated with the Guarantor or any Subsidiary of the Guarantor or otherwise becomes a Subsidiary of the Guarantor (provided that such Lien is not incurred in anticipation of such transaction and does not extend beyond the property subject thereto, or secure any Debt that is not secured thereby, immediately prior to such transaction);

                         (iv) any Lien on property existing immediately prior to
                  the time of acquisition thereof (provided that such Lien is not incurred in anticipation of such acquisition and does not extend beyond the property subject thereto, or secure any Debt that is not secured thereby, immediately prior to such acquisition);

                         (v) Liens to secure Debt incurred for the purpose of financing all or any part of the purchase price of, or the cost of construction on or improvement of, the property subject to such Liens, provided, however, that (A) the principal amount of any Debt secured by such a Lien does not exceed 100% of such price or cost, (B) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item and (C) such Lien must be created no later than the 270th day after such purchase or the completion of such construction or installation of such improvements;

                             (vi) Liens on property of the Guarantor or any Subsidiary of the Guarantor in favor of the United States of America, any state thereof or the District of Columbia, or any instrumentality of either, to secure payments to be made pursuant to any contract or statute;

                            (vii) (A) Liens  for taxes or  assessments  or other
                  governmental charges or levies or (B) any statutory Liens of a carrier, warehouseman, mechanic, materialman or other like Liens imposed by law incurred in the ordinary course of business that, in either case (A) or (B), are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which such reserve or other appropriate provision, if any, as may be required in accordance with generally accepted accounting principles has been made;

                           (viii) Liens to secure  obligations  under  workmen's
                  compensation, unemployment insurance or other social security laws or similar legislation;

                           (ix) Liens incurred to secure the performance of statutory obligations, surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature incurred in the ordinary course of business;

                           (x) any Lien in favor of the  Trustee  in  respect of
                  expenses incurred or services rendered pursuant to this Indenture;

                           (xi) any  Lien  that may be  deemed  to arise  from a
                  Permitted Receivables Financing;

                           (xii) Liens securing obligations arising under easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Guarantor or any Subsidiary; and

                         (xiii) Liens to secure Debt incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing sub-clauses (iii),
                  (iv) and (v) as long as such Lien does not extend to any other property and the Debt so secured is not increased except for increases in the amount of interest, premiums or fees and associated costs payable in connection with such extensions, renewals, refinancings or refunding;

                  (b) In addition to the foregoing, the Guarantor and its Subsidiaries may, without equally and ratably securing the Securities, incur a Lien to secure Debt or enter into a Sale and Leaseback Transaction if, after giving effect thereto, the sum of: (i) the amount of all Debt secured by all Liens incurred on or after the date of this Indenture and otherwise prohibited by this Indenture and (ii) the Attributable Value of all Sale and Leaseback Transactions entered into on or after the date of this Indenture and otherwise prohibited by this Indenture does not exceed 15% of Consolidated Net Tangible Assets.

SECTION 1009.  Limitation on Sale and Leaseback Transactions.
               ---------------------------------------------

                 The Guarantor will not, and will not permit any Subsidiary to, enter into any Sale and Leaseback Transaction (except for a period not exceeding 36 months) unless (i) the Guarantor or such Subsidiary would be entitled to enter into such Sale and Leaseback Transaction pursuant to the provisions of
Section 1008(b) without equally and ratably securing the Securities; (ii) the Guarantor or a Subsidiary of the Guarantor applies, within 180 days after the related Sale Transaction, an amount equal to the Net Available Proceeds of such Sale Transaction to the redemption of Securities or other debt of the Issuer that ranks pari passu with the Securities i right of payment; or (iii) the transaction is solely between the Guarantor and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries but only for as long as such Subsidiary or Subsidiaries are Wholly Owned Subsidiaries.


SECTION  1010.  Certain Covenants to Become Binding on Issuer.
                ---------------------------------------------

                 If at any time the Issuer ceases to be a Subsidiary of the Guarantor, the covenants set forth in Section 1006 through 1009 shall be covenants of and be binding on not only the Guarantor but also the Issuer. Insofar as such covenants become covenants of and are binding on the Issuer, all references therein (and in the defined terms used therein) to the Guarantor or any subsidiary of the Guarantor shall be deemed to refer to the Issuer or any subsidiary of the Issuer, as the case may be.

SECTION  1011.  Waiver of Certain Covenants.
                ---------------------------

                 The Issuer and the Guarantor may each omit in any particular instance to comply with any covenant or condition set forth in Sections 1005 through 1010 inclusive (or in any covenant provided pursuant to Section 901(2), if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer or the Guarantor, as the case may be, and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.



                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION  1101.  Right of Redemption.
                -------------------

                 The Securities may be redeemed at the election of the Issuer, as a whole or from time to time in part, at any time the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued interest to the date of redemption.


SECTION  1102.  Applicability of Article.
                ------------------------

                 Redemption of Securities at the election of the Issuer as permitted by any provision of this Indenture shall be made in accordance with such provision and this Article.


SECTION  1103.  Election to Redeem; Notice to Trustee.
                -------------------------------------

                 The election of the Issuer to redeem any Securities pursuant to
Section 1101 shall be evidenced by Board Resolutions of the Issuer and the Guarantor. In case of any redemption of less than all the Securities, the Issuer shall, at least 60 days prior to the redemption date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Securities to be redeemed.

SECTION  1104.   Selection by Trustee of Securities to Be Redeemed.
                 -------------------------------------------------

                 If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the date fixed for redemption by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata, by lot or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

                 The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For  all  purposes  of  this  Indenture,   unless  the  context
otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION  1105.  Notice of Redemption.
                --------------------

                 Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                 All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) state:

         (1)  the date fixed for redemption,

         (2) the method by which the Redemption Price will be determined,

         (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

         (4) that on the date fixed for redemption the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date; and

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed pursuant to this Article Eleven shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer, and such notice, when given to the Holders, shall be irrevocable.


SECTION  1106.  Deposit of Redemption Price.
                ---------------------------

                  Prior to 10:00 a.m. on any date fixed for redemption date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the redemption date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION  1107.  Securities Payable on Redemption Date.
                -------------------------------------

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the date fixed for redemption, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the redemption date; provided, however, that installments of interest whose Stated Maturity is on or prior to the redemption date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 308.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any), and (to the extent provided herein) any overdue interest, shall, until paid, bear interest from the date fixed for redemption at the rate borne by the Security.


SECTION  1108.  Securities Redeemed in Part.
                ---------------------------

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to Section 1002 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities (each with a Guarantee of the Guarantor executed by the Guarantor and endorsed thereon), of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance.
               -----------------------------------------------------------

                  The Issuer may at its option by Board Resolutions of the Issuer and the Guarantor, at any time, elect to have either Section 1202 or
Section 1203 applied to all the Outstanding Securities (in whole and not in part) upon compliance with the conditions set forth below in this Article Twelve.

SECTION  1202.  Defeasance  and  Discharge.
                --------------------------

                  Upon the Issuer's exercise of its option to have this Section applied to the Outstanding Securities, the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that (i) the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer shall execute proper instruments acknowledging the same) and (ii) the Guarantor shall be released from all of its obligations under its Guarantee and under Article Thirteen of this Indenture, subject, in each case (i) or (ii), to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when payments are due, (2) the Issuer's and, if applicable, the Guarantor's obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Issuer may exercise its option to have this Section applied to any Outstanding Securities notwithstanding the prior exercise of its option to have
Section 1203 applied to such Securities.

SECTION 1203.  Covenant Defeasance.
               -------------------

                  Upon the Company's exercise of its option to have this Section applied to the Outstanding Securities (1) the Issuer and the Guarantor, as applicable, shall be released from their respective obligations under Sections 801(3) and Sections 1005 through 1010, inclusive (and any covenant provided pursuant to Section 901(2)), and (2) the occurrence of any event specified in
Section 501(3) (with respect to any of Section 801(3), and Sections 1005 though 1010, inclusive (or to any covenant provided pursuant to Section 901(2)), or
Section 501(4) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer and the Guarantor, as applicable, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in (or provided pursuant to) any such specified Section (to the extent so specified in the case of
Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

                  The following shall be the conditions to the application of
Section  1202 or Section 1203 to the Outstanding Securities:

                           (1) The Issuer or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to
         it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities.

                           (2) In the event of an election to have Section 1202 apply to the Outstanding Securities, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer or the Guarantor, as the case may be, has received from, or there has been published by, the Internal Revenue Service a ruling or
         (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                           (3) In the event of an election to have Section 1203 apply to the Outstanding Securities, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                           (4) The Issuer or the Guarantor shall have delivered to the Trustee an Officer's Certificate to the effect that such Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                           (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                           (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                           (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

                           (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                           (9) Each of the Issuer and the Guarantor shall have delivered to the Trustee an Officer's Certificate, and the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1205.  Deposited  Money  and  U.S.  Government Obligations  to  be  Held
               -----------------------------------------------------------------
               in  Trust; Miscellaneous  Provisions.
               ------------------------------------

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 1205 and Section 1206, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Issuer and the Guarantor, jointly and severally, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities. The preceding sentence shall survive the termination of this Indenture, and the earlier removal or resignation of the Trustee.

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request and be relieved of all liability with respect to any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION  1206.    Reinstatement.
                  -------------

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's and the Guarantor's obligations under this Indenture, the Securities and the Guarantee shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the
                                                --------   -------
Issuer makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                                ARTICLE THIRTEEN

                                   Guarantee

SECTION 1301.  Guarantee.
               ---------

                  The Guarantor hereby unconditionally and irrevocably guarantees (the "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, all obligations of the Issuer under such Security and under this Indenture with respect to such Security, including the due and punctual payment of the principal of (and premium, if any) and interest on, such Security when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, according to the terms of such Security and this Indenture. In the case of a failure of the Issuer punctually to make any such payment when and as the same shall become due and payable (or to perform any of the other obligations hereunder when and as provided herein), the Guarantor hereby agrees to cause such payment to be made at such time as if such payment were made by the Issuer and according to the terms of such Security and this Indenture (and to cause any such other obligations of the Issuer to be performed when and as provided herein).

                  The Guarantor hereby agrees that its obligation hereunder and under the Securities shall be as if it were principal obligor and not merely surety, and shall be unconditional, irrespective of the validity, regularity or enforceability of such Securities or this Indenture or the absence of any action to enforce the same; any creation, exchange, release or non-perfection of any lien on any collateral for all or of any of the Securities; any election by the Trustee or any of the Holders in any proceeding, any borrowing or grant of a security interest by the Issuer or the disallowance of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities under, or the application of any provision of, any applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws of general applicability relating to or affecting creditors' rights; or any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  The Guarantor hereby waives the benefits of diligence, presentment or demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against the Issuer or any other Person or any collateral, any filing of claims with a court in the event of any insolvency, bankruptcy or similar event relating to the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in the Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of or premium or interest on such Security, whether at Stated Maturity, by acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce the Guarantee without first proceeding against the Issuer. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor shall pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

                  The Guarantor hereby irrevocably waives (i) any right to which it may be entitled in connection with any obligation of any Holder or the Trustee to sue the Issuer prior to a claim being made against the Guarantor hereunder and (ii) any right to which it may be entitled to have the assets of the Issuer first be used as payment of the Issuer's or the Guarantor's obligations hereunder prior to any amounts being claimed from or paid by the Guarantor hereunder.

                  The Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  The Guarantor hereby agrees to cause the Issuer (a) to comply with all of the terms of and (b) to perform all of the Issuer's obligations under the Securities and this Indenture.

                  No provision of the Guarantee, any Security or this Indenture shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any) and interest on each Security upon which such Guarantee is endorsed.


SECTION 1302.  Execution and Delivery of Guarantee.
               -----------------------------------


                  The Guarantee to be endorsed on the Securities shall include the terms of the Guarantee set forth in Section 1301 and any other terms that may be set forth in the form established pursuant to Section 205. The Guarantor hereby agrees to execute its Guarantee, in a form established pursuant to
Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.

                  The Guarantee shall be executed on behalf of the Guarantor by any two of its Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or Vice Presidents. The sig nature of any or all of these officers on the Guarantee may be manual or facsimile.

                  A Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.


SECTION 1303.  Subrogation.
               -----------

                  The Guarantor shall be subrogated to all rights of the Holders of the Securities upon which the Guarantee is endorsed against the Issuer in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of the Guarantee or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) , interest on all Securities issued under this Indenture shall have been paid in full.

SECTION 1304.  Payment of Expenses.
               -------------------

                  The Guarantor shall pay to each Holder of a Security upon which the Guarantee is endorsed on demand all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by such Holder that in any way relate to the enforcement of the rights of such Holder under the Guarantee; provided that the Guarantor shall not be liable for any such expenses if (i) no payment under the Guarantee is due or (ii) the Guarantor shall not have received such documentation of such expenses as it may reasonably require.


              This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

                                             LEXMARK INTERNATIONAL, INC.,
                                                 As Issuer


                                           By  /s/ Gary E. Morin
                                              ---------------------------------
                                              Name:  Gary E. Morin
                                              Title: Chief Financial Officer

Attest:

/s/ Richard H. Booth
--------------------------


                                              LEXMARK INTERNATIONAL GROUP, INC.
                                                  As Guarantor



                                            By /s/ Gary E. Morin
                                               --------------------------------
                                               Name:  Gary E. Morin
                                               Title: Chief Financial Officer

Attest:

/s/ Richard H. Booth
---------------------------



                                              THE BANK OF NEW YORK
                                                   As Trustee


                                            By  /s/ Robert A. Massimillo
                                               --------------------------------
                                               Name:  Robert A. Massimillo
                                               Title: Assistant Vice President

Attest:

/s/ signature
---------------------------

COMMONWEALTH OF             )   ss.:
                ------------
COUNTY OF                   )
          ------------------


                  On the       day of          , 1998, before me personally came
                         -----        ---------
                           ,  to me  known,  who,  being by me duly  sworn,  did
---------------------------
depose        and        say        that        [he       --       she]       is
                                                     of  Lexmark  International,
----------------------------------------------------
Inc., one of the corporations described in and which executed the foregoing instrument; and that [he -- she] signed [his -- her] name thereto by the authority of the Board of Directors of said corporation.



                                                  ------------------------------






STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )



                  On the       day of          , 1998, before me personally came
                         -----        ---------
                           ,  to me  known,  who,  being by me duly  sworn,  did
---------------------------
depose        and        say        that        [he       --       she]       is
                                                     of  Lexmark  International,
----------------------------------------------------
Inc., one of the corporations described in and which executed the foregoing instrument; and that [he -- she] signed [his -- her] name thereto by the authority of the Board of Directors of said corporation.




                                                  ------------------------------